UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2018

RESOLUTE FOREST PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33776	98-0526415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Resolute Forest Products Inc.

111 Robert-Bourassa Blvd., Suite 5000

Montreal, Quebec, Canada H3C 2M1

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01	COMPLETION OF DISPOSITION OF ASSETS

On December 31, 2018 (the “Effective Date”), Resolute FP US Inc. (the “Seller”), a wholly owned subsidiary of Resolute Forest Products Inc. (the “Company”), completed the sale of the Company’s Catawba, South Carolina paper and pulp mill (the “Business”) to New-Indy Containerboard LLC (the “Parent”) and New-Indy Catawba LLC (the “Purchaser”).

Pursuant to the Asset Purchase Agreement entered into between the Seller, the Parent and the Purchaser for the sale of the Business on October 2, 2018 as amended on December 27, 2018, the purchase price for the Business consists of $260 million in cash, subject to a customary closing adjustment to reflect normalized working capital for the Business, and the assumption by the Purchaser of approximately $40 million of balance sheet liabilities, largely net pension benefit obligations. The Purchaser also assumes certain other liabilities, including environmental liabilities related to the purchased assets and the Business.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial information as of September 30, 2018 and for the nine months ended September 30, 2018 and the year ended December 31, 2017 is attached hereto as Exhibit 99.1.

(d)	Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement between the Seller, the Parent and the Purchaser dated October 2, 2018.*

2.2	Amendment to the Asset Purchase Agreement between the Seller, the Parent and the Purchaser dated December 27, 2018.*

99.1	Unaudited pro forma condensed consolidated financial information.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

Date: January 7, 2019	By:	/s/ Jacques P. Vachon
		Name:	Jacques P. Vachon
		Title:	Senior Vice President and Chief Legal Officer